UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    02/02/05
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

         WASHINGTON                1-6563                 91-0742146
        (State or other         (Commission             (IRS Employer
        jurisdiction of        File Number)            Identification No.)
        incorporation)

                     Safeco Plaza, Seattle, Washington 98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02(b)  Departure  of  Directors  or  Principal  Officers;   Election  of
Directors; Appointment of Principal Officers

At its February 2, 2005 board meeting Safeco's Board of Directors accepted the resignations of William W. Krippaehne, Jr., a director since 1996, and of Norman
B. Rice, a director since 1999. The reasons for the resignations are unrelated. Safeco has no disagreement with either individual.


Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

Also effective at its February 2, 2005 meeting, the Board amended the corporation's bylaws to modify Article II, Section 1 to state that in lieu of a range, the number of directors will be set from time to time by resolution of the Board of Directors. The Board set the number of directors at nine.


Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Bylaw Amendment

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SAFECO CORPORATION
                                     ------------------------------------------
                                     Registrant

Date: February 7, 2005
                                     /s/ Stephanie Daley-Watson
                                    -------------------------------------------
                                     Stephanie Daley-Watson
                                     Vice President and Secretary